EXHIBIT 99.1

Grant Park Fund Weekly Commentary
For the Week Ended January 18, 2013

Current Month				Rolling Performance*				Rolling Risk Metrics* (Feb 2008 – Jan 2013)
Class	Week ROR	MTD ROR	YTD ROR	1 yr Ann ROR	3 yr Ann ROR	5 yr Ann ROR	10 yr Ann ROR	Annualized ROR	Annualized Standard Deviation	Maximum Drawdown	Sharpe Ratio	Sortino Ratio
A	-0.1%	0.2%	0.2%	-6.0%	-2.4%	-1.9%	1.8%	-1.9%	11.5%	-22.9%	-0.1	-0.2
B**	-0.1%	0.2%	0.2%	-6.5%	-3.0%	-2.6%	N/A	-2.6%	11.5%	-24.9%	-0.2	-0.3
Legacy 1***	-0.1%	0.3%	0.3%	-3.9%	-0.5%	N/A	N/A	-3.3%	10.8%	-18.1%	-0.3	-0.4
Legacy 2***	-0.1%	0.3%	0.3%	-4.2%	-0.8%	N/A	N/A	-3.7%	10.8%	-18.6%	-0.3	-0.5
Global 1***	-0.1%	0.3%	0.3%	-3.4%	-1.3%	N/A	N/A	-4.2%	10.3%	-17.5%	-0.4	-0.5
Global 2***	-0.1%	0.3%	0.3%	-3.6%	-1.6%	N/A	N/A	-4.5%	10.3%	-18.4%	-0.4	-0.6
Global 3***	-0.1%	0.2%	0.2%	-5.2%	-3.3%	N/A	N/A	-6.2%	10.3%	-23.5%	-0.6	-0.8

S&P 500 Total Return Index****	1.0%	4.3%	4.3%	15.8%	13.8%	3.8%	7.8%	3.8%	18.9%	-46.4%	0.3	0.3
Barclays Capital U.S. Long Gov Index****	0.4%	-1.4%	-1.4%	2.3%	12.1%	8.7%	7.5%	8.7%	13.2%	-12.3%	0.7	1.2
*          Performance metrics are calculated using month-to-date performance estimates.  All performance data is subject to verification.
**        Units began trading in August 2003.
***      Units began trading in April 2009.
****	Index is unmanaged & is not available for direct investment. Please see Indices Overview (below) for more information. Weekly RORs are calculated using data acquired through Bloomberg.

Portfolio Positions by Sectors and Markets (Two largest positions within each sector)

	Portfolio for A, B and Legacy units					Portfolio for Global units
Sector	Sector		Market			Sector		Market
	Exposure	Position	Contract	Exposure	Position	Exposure	Position	Contract	Exposure	Position
COMMODITIES	28%					28%
Energy	14%	Long	Brent Crude Oil	3.9%	Long	14%	Long	Brent Crude Oil	4.0%	Long
			Gasoline Blendstock	2.3%	Long			Gasoline Blendstock	2.3%	Long
Grains/Foods	10%	Short	Sugar	2.9%	Short	10%	Short	Sugar	2.9%	Short
			Wheat	1.9%	Short			Wheat	1.9%	Short
Metals	4%	Long	Copper	1.0%	Long	4%	Long	Copper	1.0%	Long
			Zinc LME	0.7%	Long			Zinc LME	0.7%	Long
FINANCIALS	72%					72%
Currencies	31%	Short $	Australian Dollar	4.9%	Long	31%	Short $	Australian Dollar	5.0%	Long
			Euro	3.6%	Long			Euro	3.4%	Long
Equities	29%	Long	S&P 500	3.4%	Long	29%	Long	S&P 500	3.3%	Long
			Dax Index	3.1%	Long			Dax Index	3.1%	Long
Fixed Income	12%	Long	Bunds	2.8%	Long	12%	Long	Bunds	2.8%	Long
			Japanese Gov't Bonds	1.3%	Long			Japanese Gov't Bonds	1.3%	Long

Market Commentary (Largest price movements within each sector)

Sector/Market
Energy
Natural gas markets surged in excess of 7%, to new six-week highs, as weather reports forecasted a sharp decline in temperatures across the U.S.  Crude oil markets rallied to a four-month high intra-week following the release of bullish economic data from China, which supported industrial demand forecasts.  Despite finishing higher, crude oil markets dipped from their highs as declining equity prices in the U.S. prompted liquidations.

Grains/Foods
Grains markets staged a strong rally as a lack of rain in the U.S. weakened supply forecasts.  Coffee markets moved higher due to heavy buying by investors attempting to take advantage of low prices caused by recent downtrends.  Sugar prices declined due to data forecasting strong global supplies.

Metals
Precious metals predominantly rallied as weak industrial production data in the U.S. and declining global equity markets boosted demand for gold and silver due to their safe-haven appeal.  Copper markets continued the recent uptrend due to upbeat economic growth data from China.

Currencies
The Swiss franc sank to a 20-month low against the euro due to concerns of further intervention by the Swiss National Bank to devalue the currency.  Safe-haven liquidations caused by bullish U.S. and Chinese economic data also weighed on the Swiss franc.  The U.S. dollar rallied against counterparts, benefitting from better-than-expected U.S. consumer confidence data.

Equities
U.S. equity markets closed at 5-year highs due to a late-week rally stemming from bullish data and stronger-than-expected earnings reports.  In Japan, the Nikkei 225 finished higher, propelled by strong performance from the nation’s export industries, which continue to benefit from yen weakness.

Fixed Income
U.S. Treasury markets posted modest gains as recently depressed prices attracted buyers.  Ongoing uncertainty surrounding the ability of U.S. lawmakers to come to terms on new fiscal spending plans also added to gains in the fixed-income markets.

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES.  PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK, INCLUDING LIQUIDITY RISKS, NO SECONDARY MARKET EXISTS, RESTRICTIONS ON REDEMPTIONS, AND THE RISK OF FOREIGN SECURITIES.  THIS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITY FOR SALE.  OFFERING BY PROSPECTUS ONLY.  INFORMATION IN THIS COMMENTARY IS DRAWN FROM VARIOUS SOURCES THAT ARE DEEMED TO BE RELIABLE. HOWEVER, THE INFORMATION IS NOT AUDITED BY DEARBORN CAPITAL.  IN ADDITION, DEARBORN CAPITAL DRAWS UPON THIS INFORMATION TO MAKE ITS OWN ASSUMPTIONS WHICH COULD BE CONSIDERED DEARBORN CAPITAL’S OPINION.  DEARBORN CAPITAL BELIEVES THAT ANY SUCH STATEMENTS OF OPINION HAVE A REASONABLE BASIS IN FACT.

Performance Chart

Barclays Capital U.S. Long Government Index (formerly Lehman Brothers U.S. Government Index:  Long Subset):  A benchmark comprised of the Barclays Capital U.S. Treasury and U.S. Agency indices.  The U.S. Long Government Index includes Treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than ten years) and U.S. agency debentures (publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The U.S. Government Index is a component of the Barclays Capital U.S. Government Index.

Compounded Annualized Rate of Return (ROR): This is the geometric 12-month mean that assumes the same rate of return for each 12-month period to arrive at the equivalent compound growth rate reflected in the actual return data.

Standard and Poor’s 500 Total Return Index (S&P 500 Index): A weighted index of the 500 stocks in the S&P 500 Index, which are chosen by Standard and Poor’s based on industry representation, liquidity, and stability.  The stocks in the S&P 500 Index are not the 500 largest companies; rather the index is designed to capture the returns of many different sectors of the U.S. economy.  The total return calculation includes the price-plus-gross cash dividend return.

Risk Metrics Chart

Drawdown: A drawdown is any losing period during an investment’s performance history. It is defined as the percent retrenchment from an equity peak to an equity valley. Maximum drawdown is simply the largest percentage drawdown that has occurred during the specified time frame. Grant Park’s drawdowns are computed based on month-end equity values.

Sharpe Ratio: A return/risk measure defined as the average incremental return of an investment over the risk free rate.

Sortino Ratio: A ratio developed to differentiate between good and bad volatility. The calculation provides a risk-adjusted measure of performance without penalizing for upward price changes.

Standard Deviation: Measures the dispersal or uncertainty in a random variable (in this case, investment returns). It measures the degree of variation of returns around the mean, or average, return. The higher the volatility of the investment returns, the higher the standard deviation will be. For this reason, standard deviation is often used as a measure of investment risk.

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES.  PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK, INCLUDING LIQUIDITY RISKS, NO SECONDARY MARKET EXISTS, RESTRICTIONS ON REDEMPTIONS, AND THE RISK OF FOREIGN SECURITIES.  THIS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITY FOR SALE.  OFFERING BY PROSPECTUS ONLY.  INFORMATION IN THIS COMMENTARY IS DRAWN FROM VARIOUS SOURCES THAT ARE DEEMED TO BE RELIABLE. HOWEVER, THE INFORMATION IS NOT AUDITED BY DEARBORN CAPITAL.  IN ADDITION, DEARBORN CAPITAL DRAWS UPON THIS INFORMATION TO MAKE ITS OWN ASSUMPTIONS WHICH COULD BE CONSIDERED DEARBORN CAPITAL’S OPINION.  DEARBORN CAPITAL BELIEVES THAT ANY SUCH STATEMENTS OF OPINION HAVE A REASONABLE BASIS IN FACT.